UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  December 26, 2012 (December 25, 2012)

Ampal-American Israel Corporation
(Exact name of registrant as specified in its charter)

New York (State or other jurisdiction of incorporation)	0-538 (Commission File Number)	13-0435685 (IRS Employer Identification No.)
555 Madison Avenue New York, NY, USA (Address of principal executive offices)	10022 (Zip Code)
(866) 447-8636 (Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.  Regulation FD Disclosure.

On December 25, 2012, Ampal-American Israel Corporation (the “Company”) issued a press release announcing that the Tel Aviv District Court in Israel had appointed a receiver for Gadot Chemical Tankers and Terminals Ltd. ("Gadot") shares as requested by Israel Discount Bank Ltd. ("IDB"), as part of IDB's motion to enforce its lien and foreclose on all the outstanding shares of Gadot, an Israeli wholly owned indirect subsidiary of the Company.

As previously disclosed, the Company filed a voluntary petition for Chapter 11 reorganization in the U.S. Bankruptcy Court for the Southern District of New York on August 29, 2012, and is currently working on a plan of reorganization.

In accordance with General Instruction B.2 of Form 8-K, the information in this Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of that section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01.  Financial Statements and Exhibits.

(d) Exhibits:

EXHIBIT	DESCRIPTION
99.1	Press Release of Ampal-American Israel Corporation, dated December 25, 2012.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMPAL-AMERICAN ISRAEL CORPORATION

Date: December 26, 2012	By:	/s/ Yoram Firon
Name: Yoram Firon
Title: Vice President - Investments and Corporate Affairs and Secretary

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EXHIBIT INDEX

EXHIBIT	DESCRIPTION
99.1	Press Release of Ampal-American Israel Corporation, dated December 25, 2012.

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